UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Integral Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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INTEGRAL SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 14, 2004

TO THE STOCKHOLDERS OF INTEGRAL SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of Integral Systems, Inc. (the “Company”) will be held at Patuxent Greens Country Club, located at 14415 Greensview Drive, Laurel, Maryland at 6:00 p.m. on Wednesday, April 14, 2004, for the following purposes:

1.	To elect five directors to serve for a term of one year or until their successors are duly elected and qualified;

2.	To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment or adjournments thereof.

All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

All stockholders are cordially invited to attend the Annual Meeting in person. IF YOU CANNOT ATTEND THE ANNUAL MEETING, PLEASE TAKE THE TIME TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE WE HAVE PROVIDED. If you attend the Annual Meeting and decide that you want to vote in person, you may revoke your proxy.

By Order of the Board of Directors

/s/
March 2, 2004	Thomas L. Gough
Lanham, Maryland	President

INTEGRAL SYSTEMS, INC.

5000 Philadelphia Way

Lanham, Maryland 20706-4417

Annual Meeting of Stockholders

April 14, 2004

PROXY STATEMENT

Information Concerning Solicitation and Voting

General

The enclosed proxy is solicited on behalf of Integral Systems, Inc. (the “Company”) for the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held at 6:00 p.m. on Wednesday, April 14, 2004, at Patuxent Greens Country Club, located at 14415 Greensview Drive, Laurel, Maryland or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.

These proxy solicitation materials were mailed on or about March 5, 2004 to all stockholders entitled to vote at the meeting.

Record Date; Outstanding Shares

Only stockholders of record at the close of business on February 12, 2004 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of the Record Date consisted of 9,956,044 shares of common stock of the Company, par value $.01 per share (the “Common Stock”). For information regarding holders of more than 5% of the outstanding Common Stock, see “Security Ownership of Certain Beneficial Owners and Management.”

Revocability of Proxies

The enclosed proxy is revocable at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. If a stockholder who has executed and returned a proxy is present at the Annual Meeting and wishes to vote in person, he, she or it may elect to do so and thereby suspend the power of the proxy holders to vote his, her or its proxy.

Voting and Solicitation

Every stockholder of record on the Record Date is entitled, for each share of Common Stock held, to one vote on each proposal or item that comes before the meeting. All shares represented at the Annual Meeting by a proxy will be voted in accordance with the choices specified on the proxy. If no direction is given, proxies will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement. A Board of Directors consisting of five directors is to be elected at the Annual Meeting (Proposal 1). In the election of directors, a plurality of the votes cast at the Annual Meeting at which a quorum is present is sufficient to elect a director. Thus, each stockholder will be entitled to vote for five nominees and the five nominees with the greatest number of votes will be elected. Under Maryland law, there are no appraisal or dissenter’s rights with respect to any matter to be voted on at the Annual Meeting that is described herein. Proposal 1 is proposed by the Company.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy or electronic mail.

Quorum; Abstentions; and Broker Non-Votes

The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. An abstaining vote and a broker “non-vote” (a broker non-vote with respect to shares occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item from the beneficial owner or other person entitled to vote such shares) are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares exists. For purposes of electing directors (Proposal 1), abstentions and broker non-votes will not be treated as a vote cast and will not affect the outcome of such votes.

Stockholder Proposals

The Amended and Restated By-laws of the Company (the “Bylaws”) provide that, to be properly brought before the annual meeting, business must be (1) specified in the notice of the annual meeting (or any supplement thereto) given by the Company pursuant to the Bylaws, (2) brought before the annual meeting by or under the direction of the board of directors (or the chairman of the board, the chief executive officer or the president), or (3) properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. The Bylaws provide that nominations of persons for election to the board of directors of the Company may be made at the annual meeting, by or under the direction of the board of directors, or by any nominating committee or person appointed by the board of directors, or by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or under the direction of the board of directors or by any nominating committee or person appointed by the board of directors, can only be made pursuant to timely notice in writing to the Secretary of the Company.

In each case, to be timely, such stockholder’s notice must be delivered to or mailed to and received by the Secretary of the Company at the principal executive offices of the Company, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the annual meeting (or, with respect to a proposal required to be included in the Company’s proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, or its successor provision, the earlier date such proposal was timely received pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, or its successor provision). If, during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the first anniversary of the prior year’s annual meeting (other than as a result of adjournment), then, to be timely, such stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement (as described in the Company’s Bylaws) of the date of the annual meeting is first made.

Such stockholder’s notice shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director, (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of the Company stock which are beneficially owned by the person, and (4) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Securities Exchange Act of 1934, as amended; (b) as to each matter the stockholder proposes to bring before the annual meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, and (3) any material interest of the stockholder in such business; and (c) as to the stockholder giving the notice, (1) the name and address of the stockholder and (2) the class and number of shares of the Company which are beneficially owned by the stockholder. The Company may require any proposed nominee or stockholder to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company or the eligibility of the stockholder to bring business before the annual meeting.

Pursuant to applicable rules under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in the Company’s 2005 Proxy Statement and proxy card. Any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than November 5, 2004. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of such securities rules. Any such stockholder proposal should be addressed to the Company’s Secretary, Elaine M. Parfitt, and delivered to the Company’s principal executive offices at 5000 Philadelphia Way, Lanham, Maryland 20706-4417. It is suggested that proposals be forwarded by certified mail, return receipt requested.

If a stockholder intends to present a stockholder proposal at the 2004 annual meeting in a manner other than by the inclusion of the proposal in the Company’s proxy statement and proxy relating to that meeting, unless the stockholder has timely notified the Company of such intention pursuant to the notice requirements set forth above, the proxies named by the Company may exercise their discretionary voting authority on the matter in accordance with their best judgment.

Annual Report

The Company’s Annual Report to Stockholders on Form 10-K for the fiscal year ended September 30, 2003, is included with these proxy solicitation materials. A copy of the Company’s Annual Report, including the financial statements and the financial statement schedules included therein, is also available without charge by visiting www.integ.com or upon written request to the Company at 5000 Philadelphia Way, Lanham, Maryland 20706-4417, Attn.: Elaine M. Parfitt, Corporate Secretary.

ELECTION OF DIRECTORS

(Proposal 1)

General

A Board of Directors consisting of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company’s five nominees. The five directors nominated for election at the Annual Meeting are: Steven R. Chamberlain, Thomas L. Gough, Dominic A. Laiti, R. Doss McComas and Bonnie K. Wachtel (each, a “Nominee,” and collectively, the “Nominees”). In the event that any of the Nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any Nominee will be unavailable.

The Bylaws of the Company provide that the number of members of the Board of Directors shall consist of between three and seven directors and that the exact number may be determined, within the foregoing limits, by the Board of Directors. The Board of Directors has determined that the number of members of the Board shall be five (5). Each director is elected for a one-year term at each annual meeting of the stockholders. Directors serve until the next annual meeting of stockholders and until successors have been duly elected and qualified. Officers are elected by the Board of Directors. Each officer holds office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal.

The terms of each of the elected directors will expire at the next annual meeting of stockholders or when their successors are elected and qualified.

The Board of Directors Unanimously Recommends That Stockholders Vote “For” Each of the Nominees.

Set forth below is certain information regarding the directors (including the Nominees) and executive officers of the Company.

Directors and Executive Officers:	Age	Position
Steven R. Chamberlain	48	Chairman of the Board, Chief Executive Officer, Director and Nominee
Thomas L. Gough	55	President, Chief Operating Officer, Director and Nominee
Elaine M. Parfitt	40	Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Patrick R. Woods	48	Executive Vice President, Government Programs
Peter J. Gaffney	44	Executive Vice President, Commercial Products
Bonnie K. Wachtel	48	Outside Director and Nominee
Dominic A. Laiti	71	Outside Director and Nominee
R. Doss McComas	49	Outside Director and Nominee

Steven R. Chamberlain, 48, a Company founder, has been Chief Executive Officer and Chairman of the Board since June 1992 and a Director since 1982. He served as President from May 1988 until June 1992 and as Vice President from 1982 until he became President. From 1978 to 1982, OAO Corporation employed Mr. Chamberlain, where he progressed from Systems Analyst to Manager of the Offutt Air Force Base field support office. Mr. Chamberlain holds a B.S. degree in Physics from Memphis State University and has done graduate work in Physics and Mathematics at Memphis State and the University of Maryland.

Thomas L. Gough, 55, became a member of the Company’s staff in January 1984. In March 1996, he was elected to the Board of Directors of the Company. He has served as President and Chief Operating Officer of the Company since June 1992. For three years before being named President, he served as Vice President and Chief Financial Officer. Prior to joining the Company, he was employed by Business and Technological Systems, Inc., where he managed the Software Systems Division. From 1972 to 1977, he was employed by Computer Sciences Corporation, where he progressed from Programmer Analyst to Section Manager. Mr. Gough earned a B.S. degree from the University of Maryland with a major in Information Systems Management in the School of Business and Public Administration.

Elaine M. Parfitt, 40, joined the Company in 1983. She served as Staff Accountant/Personnel Administrator until January 1995, when she was promoted to Controller/Director of Accounting. In March 1997, Ms. Parfitt was appointed Vice President and Chief Financial Officer. In February 2000, she was appointed Secretary and Treasurer, which was followed by her promotion to Executive Vice President in April 2002. She holds a B.S. degree in Accounting from the University of Maryland and is a Certified Public Accountant.

Patrick R. Woods, 48, joined the Company in 1995 as Director of Program Development, and has been Executive Vice President, Government Programs since April 2002. Prior to becoming Executive Vice President, Mr. Woods served as Vice President of Government Programs from April 1998 until April 2002. From 1996 to April 1998, Mr. Woods served as Vice President, NOAA Programs. From 1994 to 1995, he worked for Space Systems/Loral (SS/L), and from 1985 to 1994, he worked for the Lockheed Martin Corporation (formerly Loral Aerospace). Mr. Woods served as the Director of Mission Operations for both SS/L and the AeroSys Division of Loral Aerospace. Mr. Woods holds a B.S. degree in Public Administration and a M.P.A. in Public Management from Indiana University.

Peter J. Gaffney, 44, joined the Company in 1986. In April 2002, Mr. Gaffney was promoted to Executive Vice President, Commercial Products. In February 2000, Mr. Gaffney was appointed Vice President, Commercial Products. From May 1999 until February 2000, Mr. Gaffney served as Vice President, Commercial Division. From 1986 to 1992, he worked on simulators for the Company’s DMSP and Tiros programs. In 1992, he became a project manager for EPOCH 2000 ground systems programs, which included the Command and Range Generator project for GE Americom, the Loral Skynet Telstar 3, 4, and 5 ground systems, and the Echostar 1, 2, 3, and 4 ground systems. Prior to joining Integral Systems, Mr. Gaffney was a design engineer for the General Electric Co., where he worked on the DSCS, Milstar, Landsat, and Spot satellite programs. Mr. Gaffney graduated from the University of Maryland in 1981 with a B.S. degree in Electrical Engineering.

Bonnie K. Wachtel, 48, has served as an outside director since May 1988. Since 1984, she has been Vice President, General Counsel, and a Director of Wachtel & Co., Inc., an investment-banking firm in Washington, DC. Ms. Wachtel serves as a Director of several corporations, including VSE Corporation and Information Analysis, Inc. She holds a B.A. and M.B.A. from the University of Chicago and a J.D. from the University of Virginia, and is a Certified Financial Analyst.

Dominic A. Laiti, 71, has served as an outside director of the Company since July 1995. Mr. Laiti presently provides independent consulting services to several companies. He was founder, President and Director of Globalink, Inc. (an AMX company) from January 1990 to December 1994. He has over 30 years of experience in starting, building, and managing high-technology private and public companies with annual revenues from $2 million to over $120 million. Mr. Laiti was President of Hadron, Inc. from 1979 to 1989; Vice President of Xonics, Inc. from 1972 to 1979; and Vice President of KMS Industries from 1968 to 1972. He is a Director of Pantheon Software Inc.

R. Doss McComas, 49, joined the Board as an outside director in July 1995. He is President of McComas Internet Inc., a supplier of sponsor/advertising supported community, educational, and alumni websites. Previously, he was Chairman of Plexsys International, President of Fortel Technologies, Inc., and held positions with COMSAT RSI and Radation Systems, Inc., including Group Vice President, Vice President of Acquisitions, Strategic Planning and International Marketing, and General Counsel. He holds a B.A. degree from Virginia Polytechnic Institute; an M.B.A. from Mt. Saint Mary’s; and a J.D. from Gonzaga University.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than 10% of the Company’s Common Stock, to file reports of ownership and changes in ownership of the Company’s Common Stock with the Securities and Exchange Commission and Nasdaq. Based on a review of the copies of such reports, the Company believes that during the fiscal year ending September 30, 2003, its executive officers, directors and greater than ten percent stockholders filed on a timely basis all reports due under Section 16(a) of the Exchange Act, with the following exceptions: Patrick R. Woods, an executive officer of the Company, inadvertently filed late a Form 4 for October

2002, reporting one transaction, inadvertently filed late a Form 4 for November 2002, reporting one transaction, and inadvertently filed late a Form 4 for March 2003, reporting one transaction; Elaine M. Parfitt an executive officer of the Company, inadvertently filed late a Form 4 for February 2003, reporting one transaction.

Board of Directors and Committees

The Board of Directors met six (6) times in the fiscal year ended September 30, 2003. Each of the Company’s incumbent directors attended at least 75% of all meetings of the Board of Directors, each of the Board members attended the 2003 annual meeting of stockholders, and each of the Company’s incumbent directors who was a member of a committee attended at least 75% of all meetings of the committee. The Company has an Audit Committee, a Stock Option Committee and a Compensation Committee. The Audit Committee met four (4) times in the fiscal year ended September 30, 2003 while the Stock Option Committee and the Compensation Committee met two (2) times in the fiscal year ended September 30, 2003. The Audit Committee and Stock Option Committee meetings were held concurrently with the meetings of the Board of Directors while the Compensation Committee meetings where held telephonically.

Dominic A. Laiti, R. Doss McComas and Bonnie K. Wachtel have been determined by the Board of Directors to be independent as defined under the applicable National Association of Securities Dealers’ listing standards.

The Audit Committee, Compensation Committee and Stock Option Committee are comprised of Dominic A. Laiti, R. Doss McComas and Bonnie Wachtel, each a non-employee outside director.

The Stock Option Committee administers the Company’s 2002 Stock Option Plan (as defined below). The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, engages independent public accountants, reviews with the independent public accountants the plan and results of the audit engagement, reviews the independence of the Company’s public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company’s internal accounting controls. For more information regarding the Audit Committee, see “Audit Committee Report.” Effective as of February 2004, the Compensation Committee will determine the salary and bonus for the Chief Executive Officer and the other officers of the Company. See “Compensation Committee Report.”

The Company does not currently have a Nominating Committee, nor does it have a charter for a Nominating Committee. The Board of Directors, including a majority of the directors who are “independent” as defined in the NASD listing standards, believes that a formal Nominating Committee is not necessary since it can adequately perform the functions of the Nominating Committee. The Board of Directors, including the independent directors, select the nominees for election to the Board and may consider any and all factors that it deems to be relevant in connection with such selection of nominees. Such factors may or may not include, among others, the following: relevant business and industry experience; level of education; business acumen; understanding of the Corporation’s business and industry; strategic thinking and willingness to share ideas; network of contacts; and diversity of experiences, expertise and backgrounds among Board members. The Corporation does not have a formal policy for consideration of director candidates recommended for selection as a nominee for election to the Board by the Corporation’s stockholders. The Board will evaluate stockholder-recommended candidates under the same criteria as internally generated candidates.

Director Compensation

Directors who are employees of the Company do not receive any compensation for their service as directors. During the past year, the Company paid each director who is not an employee of the Company an aggregate of $15,000 per year for their services, which amount was paid in equal quarterly installments. Outside directors are also annually granted options to purchase 5,000 shares of the Company’s Common Stock pursuant to the then current stock option plan.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of December 31, 2003, by (i) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each Nominee and current director and executive officer of the Company and (iii) all current executive officers and directors as a group. Except as indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned. Except as indicated, the address of each of the persons named in the table is that of the Company’s principal executive offices.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class
Ashford Capital Management, Inc. 3801Kennett Pike Suite B-107 Wilmington, DE 19807-2317	794,000		8.2%

Delaware Management Holdings 205 Market Street Philadelphia, PA 19103	571,500		5.9%

Royce & Associates, L.L.C. 1414 Avenue of the Americas Ninth Floor New York, NY 10019	544,700		5.6%

Executive Officers, Directors and Nominees
Steven R. Chamberlain	419,805	(1)	4.3%
Thomas L. Gough	189,400	(2)	1.9%
Elaine M. Parfitt	26,400	(3)	*
Patrick Woods	21,773	(4)	*
Peter J. Gaffney	35,600	(5)	*
Bonnie K. Wachtel 1101 Fourteenth Street, N.W. Suite 800 Washington, D.C. 20036	61,500	(6)	*
R. Doss McComas 409 Biggs Drive Front Royal, VA 22630	15,000	(7)	*
Dominic A. Laiti 12525 Knoll Brook Drive Clifton, VA 22024	15,000	(8)	*
All Directors and Executive Officers as a group (8 persons).	784,478		7.9%

*	Less than one percent of the Common Stock outstanding.
(1)	Includes outstanding options to purchase 34,400 shares of Common Stock which are exercisable within 60 days.
(2)	Includes outstanding options to purchase 12,800 shares of Common Stock which are exercisable within 60 days.
(3)	Includes outstanding options to purchase 18,000 shares of Common Stock which are exercisable within 60 days.
(4)	Includes outstanding options to purchase 18,600 shares of Common Stock which are exercisable within 60 days.
(5)	Includes outstanding options to purchase 31,600 shares of Common Stock which are exercisable within 60 days.
(6)	Includes outstanding options to purchase 15,000 shares of Common Stock which are exercisable within 60 days.
(7)	Includes outstanding options to purchase 15,000 shares of Common Stock which are exercisable within 60 days.
(8)	Includes outstanding options to purchase 15,000 shares of Common Stock which are exercisable within 60 days.

Executive Compensation

The following table sets forth compensation received by the Company’s CEO and four highest paid executive officers who were serving as executive officers of the Company at the end of fiscal year 2003 and who earned over $100,000 during the fiscal year ended September 30, 2003.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		Number of Shares Underlying Options	All Other Compensation (1)
Chief Executive Officer Steven R. Chamberlain	2003 2002 2001	$ $ $	272,263 255,544 235,251	$ $ $	50,000 40,000 25,000	15,000 12,000 12,000	$ $ $	23,223 26,495 21,125
Chief Operating Officer/Pres. Thomas L. Gough	2003 2002 2001	$ $ $	216,047 207,939 195,494	$ $ $	35,000 25,000 20,000	10,000 8,000 7,000	$ $ $	22,012 21,261 20,137
Exec. Vice Pres., Government Programs Patrick R. Woods	2003 2002 2001	$ $ $	184,439 178,957 167,338	$ $ $	35,000 25,500 12,000	10,000 20,000 7,000	$ $ $	18,690 17,908 17,169
Exec. Vice Pres., Commercial Products Peter J. Gaffney	2003 2002 2001	$ $ $	180,305 171,425 155,012	$ $ $	35,000 25,000 15,000	10,000 8,000 7,000	$ $ $	18,187 17,173 15,456
Exec. Vice Pres./Chief Financial Officer Elaine.M. Parfitt	2003 2002 2001	$ $ $	180,305 171,425 155,012	$ $ $	35,000 25,000 15,000	10,000 8,000 7,000	$ $ $	18,353 17,336 15,511

(1)	All Other Compensation represents employer pension contributions. It does not include the value of insurance premiums paid by or on behalf of the Company with respect to term life insurance for the benefit of each identified individual in the amounts of $747, $744 and $745 for fiscal years 2003, 2002 and 2001 respectively.

Option/SAR Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options/ SARs Granted	Percent of Total Options/SARs Granted to Employees in Fiscal Year	Exercise/Base Price($)	Expiration Date(1)	Grant Date Present Value(2)
CEO
Steven R. Chamberlain	15,000	5.0%	$18.92	2009	$143,100
Chief Operating Officer/President
Thomas L. Gough	10,000	3.3%	$18.92	2009	$95,400
EVP Government Programs
Patrick R. Woods	10,000	3.3%	$18.92	2009	$95,400
EVP Commercial Products
Peter J. Gaffney	10,000	3.3%	$18.92	2009	$95,400
EVP/Chief Financial Officer
Elaine M. Parfitt	10,000	3.3%	$18.92	2009	$95,400

(1)	All of the options granted to individuals in the above table in the last fiscal year vest 20% per year for five years and expire 6 years from the grant date of the option.
(2)	Grant date present value is calculated on the date of the grant using the Black-Scholes options pricing model assuming the following: no dividend yield, risk-free interest rate of 2.9%, expected volatility of 55.6%, and an expected term of the option of five years. This value is then multiplied by the number of options granted.

Fiscal Year 2003 Stock Option Exercises and Fiscal Year-End Option Values

None of the executives named below exercised stock options during the fiscal year ended September 30, 2003.

			Number of Securities Underlying Unexercised Options/ SARS at FY end (#)	Value of Unexercised In-the-Money Options/ SARS at FY end ($)[1]
Name	Shares Acquired on Exercise (#)	Value Realized	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Chief Executive Officer Steven R. Chamberlain	—	—	30,400 (exercisable) 40,600 (unexercisable)	$504 (exercisable) $336 (unexercisable)
Chief Operating Officer/Pres. Thomas L. Gough	—	—	12,800 (exercisable) 26,200 (unexercisable)	$588 (exercisable) $392 (unexercisable)
Executive Vice President, Government Programs Patrick R. Woods	—	—	16,200 (exercisable) 33,400 (unexercisable)	$84 (exercisable) $56 (unexercisable)
Executive Vice President, Commercial Products Peter J. Gaffney	—	—	27,000 (exercisable) 28,000 (unexercisable)	$294 (exercisable) $196 (unexercisable)
Executive Vice President, Chief Financial Officer Elaine M. Parfitt	—	—	16,000 (exercisable) 25,000 (unexercisable)	$252 (exercisable) $168 (unexercisable)

(1)	Value for “In the Money” options represents the difference between the exercise prices of outstanding options and the fair market value of the Company’s common stock of $18.07 per share at September 30, 2003.

Performance Graph

The following graph shows a comparison of the total return to stockholders of an investment in the Company’s Common Stock, the NASDAQ Computer & Data Processing Services Stock Index and the NASDAQ Composite Stock Market Index (US). The graph assumes $100 was invested in the Company’s Common Stock, the NASDAQ Computer & Data Processing Services Stock Index and the NASDAQ Composite Stock Market (US) on September 30, 1998 through September 30, 2003.

Total stockholder return in each case is calculated assuming reinvestment of all dividends. Note that historical stock price performance of the Company is not necessarily indicative of any future stock price performance.

	Sep-98	Sep-99	Sep-00	Sep-01	Sep-02	Sep-03
Integral Systems, Inc	100.00	185.48	107.26	116.39	123.29	116.58
NASDAQ Computer &Data	100.00	169.73	213.10	76.43	60.10	90.14
Processing Services Stocks
NASDAQ Market Index-US	100.00	163.12	217.03	88.74	69.90	106.49

Employment Agreements

There are no employment agreements in effect with respect to any directors or executive officers of the Company.

Compensation Pursuant to Plans

Effective October 1, 1987, the Company established a 401(k) pension and profit sharing plan under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”). Under the pension plan and the profit sharing plan, the Company contributes annually an aggregate amount equal to 5% of an eligible employee’s salary to the plans and may make additional contributions of up to 7% of an eligible employee’s salary. The employee may contribute up to an additional 25% as salary deferral. In each of fiscal years 2003 and 2002, the Company contributed a total of 11% of eligible employees’ salaries to both plans.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is, and during the fiscal year ended September 30, 2003 was, comprised of Dominic A. Laiti, R. Doss McComas and Bonnie Wachtel, each a non-employee outside director. No member of the Compensation Committee was at any time during the year ended September 30, 2003 or at any time prior thereto an officer or employee of the Company or any of its subsidiaries.

Compensation Committee Report

Prior to February 2004, the Compensation Committee of the Board of Directors, which is made up of three outside non-employee directors, determined the annual salary and bonuses awarded to the Chief Executive Officer and Chairman of the Board of Directors, Steven R. Chamberlain. The Compensation Committee was also made recommendations regarding compensation levels for other officers of the Company to Mr. Chamberlain, who determined the annual salaries and bonuses awarded to such officers on a discretionary basis. Effective February 2004, the Compensation Committee will determine the annual salary and bonuses awarded to the Chief Executive Officer as well as approve annual salaries and bonuses awarded to other executive officers of the Company.

The Compensation Committee’s policy on officer compensation is to offer (or, prior to February 2004, recommend) a package that includes a competitive salary, an annual bonus based on achieving certain Company goals and objectives and competitive benefits. The goal of the Compensation Committee in determining (or, prior to February 2004, recommending) the compensation of the executive officers of the Company is to acquire and retain highly skilled executives, reward outstanding individual performance and align the compensation awarded to officers with the success of the Company. The Committee bases its salary determination (or, prior to February 2004, recommendation) on the individual officer’s contributions to the Company and the responsibilities and duties that he or she performs. Bonuses are awarded (or, prior to February 2004, recommended) by the Compensation Committee on the basis of achievement of certain Company and division revenue and earnings goals. Benefit packages offered to officers of the Company are similar to the benefits offered to all employees and include the Company’s health plan and 401(k) Pension and Profit Sharing Plan.

Annually, the Compensation Committee reviews and approves the compensation awarded to Mr. Chamberlain. Mr. Chamberlain has provided leadership and direction as the Company has continued to grow and expand. The Committee conferred a bonus of $50,000 for Mr. Chamberlain’s efforts during fiscal year 2003. Mr. Chamberlain’s salary for fiscal year 2003 was $272,263, which in light of his experience, contributions and responsibilities with the Company, the Committee finds reasonable and comparable to executives in similar size companies.

COMPENSATION COMMITTEE

Dominic A. Laiti

R. Doss McComas

Bonnie K. Wachtel

Audit Committee Report

The Audit Committee of the Board of Directors consists of Dominic A. Laiti, R. Doss McComas and Bonnie K. Wachtel, all of whom are outside non-employee directors. Each of these members of the Audit Committee is considered independent as defined under the applicable National Association of Securities Dealers’ listing standards governing the qualification of Audit Committee members. The duties and responsibilities of the Audit Committee are laid out in a written charter, which was adopted by the Board of Directors on June 14, 2000, as amended and restated on February 4, 2004, and which is incorporated as Appendix A of this Proxy Statement.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended September 30, 2003 with management and with Ernst & Young LLP, the Company’s independent auditors for fiscal 2003. The Audit Committee has discussed with Ernst & Young the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380) relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) and has discussed with Ernst & Young their independence. Based on the review of the audited financial statements and the discussions and review with management and Ernst & Young mentioned above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year ended September 30, 2003 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the Securities and Exchange Commission.

Submitted by the members of the Audit Committee:

Dominic A. Laiti

R. Doss McComas

Bonnie K. Wachtel

Stock Option Plan

Effective May 1, 2002, the Company established the 2002 Stock Option Plan (the “2002 Stock Option Plan”) to create additional incentives for the Company’s employees, consultants and directors to promote the financial success of the Company. Stockholders approved the 2002 Stock Option Plan at the annual meeting of the stockholders of the Company held on April 17, 2002. The maximum number of shares of Common Stock that may be issued pursuant to the 2002 Stock Option Plan is 750,000 shares. The Stock Option Committee has the authority to select full-time employees, directors or consultants to receive awards of options for the purchase of stock of the Company under this plan. Options to purchase a total of 301,300 shares of Common Stock were issued under the 2002 Stock Option Plan in fiscal year 2003. No options to purchase shares of Common Stock were exercised during fiscal year 2003 under this plan. The Company has reserved for issuance an aggregate of 750,000 shares of Common Stock under the 2002 Stock Option Plan, of which options to purchase 474,300 shares are outstanding at February 13, 2004. Pursuant to the 2002 Stock Option Plan, options may be incentive stock options within the meaning of Section 422 of the Code or non-statutory stock options, although incentive stock options may be granted only to employees.

Effective May 25, 1988, the Company established a stock option plan, as amended and restated in 1994 and 1998 (the “1988 Stock Option Plan”), to create additional incentives for the Company’s employees, consultants and directors to promote the financial success of the Company. The Stock Option Committee had the authority to select full-time employees, directors or consultants to receive awards of options for the purchase of stock of the Company under this plan. The maximum number of shares of Common Stock which may be issued pursuant to the 1988 Stock Option Plan was increased from 300,000 to 1,200,000 during fiscal year 1994. At the Annual Meeting of stockholders of the Company held on July 22, 1998, the stockholders approved an amendment and restatement of the 1988 Stock Option Plan, which, among other changes, increased the number of shares subject to options under the 1988 Stock Option Plan from 1,200,000 to 1,800,000 shares. No options to purchase shares of Common Stock were granted during fiscal year 2003 under the 1988 Stock Option Plan, and, pursuant to the approval by stockholders at the April 17, 2002 annual meeting of shareholders of the Company, no further options will be granted under the 1988 Stock Option Plan. Options to purchase 23,064 shares of Common Stock granted under the 1988 Stock Option Plan were exercised during fiscal year 2003. The Company has reserved for issuance an aggregate of 689,850 shares of Common Stock under the 1988 Stock Option Plan, all of which are outstanding at February 13, 2004.

Termination of Employment and Change of Control Termination

The Company has no compensatory plan or arrangement with respect to any individual named in the Summary Compensation Table which results or will result from the resignation, retirement or any other termination of that individual’s employment with the Company or its subsidiaries or from a change in control of the Company or a change in the individual’s responsibilities following a change in control.

Certain Relationships and Related Transactions

On October 1, 2002, the Company acquired all of the issued and outstanding stock of Real Time Logic, Inc. (“RT Logic”) pursuant to and agreement and plan of reorganization (the “Reorganization Agreement”) for an initial purchase price payable to the shareholders of RT Logic of $13.25 million in cash and 683,870 shares of the Company’s Common Stock. Pursuant to the terms of the Reorganization Agreement, in November 2002, the former shareholders of RT Logic subsequently received additional aggregate consideration equal to $500,000 in cash and 25,806 shares of Common Stock.

The Reorganization Agreement further provides that the former RT Logic shareholders will be entitled to receive contingent purchase price, which will be payable in accordance with the Reorganization Agreement in the event that RT Logic’s business meets certain earnings performance targets during a period of up to four (4) years following the acquisition. Fifty percent (50%) of any contingent purchase price will be payable in cash and fifty percent (50%) thereof will be payable in shares of Common Stock. Any Common Stock issued in connection with the contingent purchase price will be valued based on a 30-trading-day average leading up to the end of each applicable earn out period. The contingent purchase price is subject to claims by the Company under the indemnification provisions of the Reorganization Agreement. Pursuant to the Reorganization Agreement, in January 2004, the former shareholders of RT Logic received contingent purchase price with respect to the year ended September 30, 2003 equal to $3.8 million in cash and 209,926 shares of the Company’s Common Stock.

Patrick R. Woods, Executive Vice President, Government Programs, of the Company, served as an independent director of RT Logic from June 26, 2000 until the consummation of the acquisition of RT Logic by the Company and held approximately 0.3% of the outstanding shares of RT Logic common stock at the effective time of such acquisition.

The Company has entered into separate indemnity agreements with certain officers and employees and all directors of the Company which provide, among other things, that the Company will indemnify each such officer and director and advance expenses thereto, under the circumstances and to the extent provided for therein, to the fullest extent permitted by Maryland Law against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such officer or director in the event he or she has been made, or is threatened to be made, a party to an action, suit or other proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of his or her present or prior service as a director, officer or employee of the Company, as the case may be, or present or prior service at the request of the Company as a director, officer or employee or as a fiduciary of an employee benefit plan, or as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Principal Auditor Fees and Services

The following is a summary of the fees billed to the Company for audit, audit related and non-audit services provided by Ernst and Young LLP to the Company for the fiscal years ended September 30, 2003 and September 30, 2002:

Fee Category	Fiscal 2003	Fiscal 2002
Audit Fees	$188,900	$87,280
Audit-Related Fees	39,800	15,000
Tax Fees	17,500	15,050
All Other Fees	0	0
Total Fees	$246,200	$117,330

Audit Fees: Consists of the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings and engagements.

Audit-Related Fees: Consists of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees”. These services included the review of Form S-3, employee benefit plan audits, and consultations concerning financial accounting and reporting standards and transactions.

Tax Fees: Consists of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: Consists of the aggregate fees billed for products and services other than the services reported above.

The audit committee approved all of the audit, audit-related, and tax fees billed to the Company by Ernst & Young for the fiscal year ended September 30, 2003.

The Audit Committee has considered whether provision of the services described above under the caption “All Other Fees” was compatible with maintaining the independent auditors’ independence and has determined that such services did not adversely affect Ernst & Young’s independence.

Ernst & Young has advised the Company that neither Ernst & Young nor any of its members has any financial interest in the Company or any relation to the Company other than their duties as auditors and accountants.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

In accordance with the Company’s Audit Committee Charter (see Appendix A to this proxy statement), the Audit Committee approves in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by the independent auditors (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards. The independent auditors and the Company’s management are required to periodically report to the Audit Committee the extent of services provided by the independent auditors and the fees associated with these services.

Change in Independent Auditors

As reported in the Company’s Form 8-K filed on January 6, 2004 with the Securities and Exchange Commission (the “Company’s 2004 8-K”), on December 30, 2003, the Company dismissed Ernst & Young LLP as its independent auditors and notified Ernst & Young LLP (“Ernst & Young”) of their dismissal. On December 30, 2003, the Company engaged Grant Thornton LLP (“Grant Thornton”) as the Company’s independent auditors to audit the Company’s financial statements for the fiscal year 2004. Each of the dismissal of Ernst & Young and the engagement of Grant Thornton was recommended and approved by the Audit Committee of the Board of Directors of the Company on December 30, 2003.

As reported in the Company’s 2004 8-K, Ernst & Young’s audit reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

As reported in the Company’s 2004 8-K, during the Company’s fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the date of Ernst & Young’s dismissal, there were no “disagreements”, as that term is defined in Item 304(a) of Regulation S-K and the related instructions, with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report. During the Company’s fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the date of Ernst & Young’s dismissal, there were no “reportable events”, as that term is defined in Item 304(a) of Regulation S-K.

As reported in the Company’s Form 8-K filed on January 6, 2004 with the Securities and Exchange Commission, on December 30, 2003, the Company engaged Grant Thornton as the Company’s independent auditors to audit the Company’s financial statements for fiscal year 2004. During the Company’s fiscal years ended September 30, 2003 and 2002 and the subsequent interim period preceding the engagement of Grant

Thornton, the Company did not (nor did someone on the Company’s behalf) consult Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a) of Regulation S-K and the related instructions, or a “reportable event,” as that term is defined in Item 304(a) of Regulation S-K and the related instructions.

The Company authorized Ernst & Young to respond fully to any inquiries of Grant Thornton.

As reported in the Company’s Form 8-K filed on January 10, 2002 with the Securities and Exchange Commission (the “Company’s 2002 8-K”), on January 4, 2002, the Company dismissed Rubino & McGeehin, Chartered (“Rubino & McGeehin”) as the Company’s independent auditors and notified Rubino & McGeehin of their dismissal. On January 7, 2002, the Company engaged Ernst & Young as the Company’s independent auditors to audit the Company’s books and records for fiscal year 2002. Each of the dismissal of Rubino & McGeehin and the engagement of Ernst & Young was recommended and approved by the Audit Committee of the Company and was approved by the Board of Directors of the Company on January 4, 2002.

As reported in the Company’s 2002 8-K, Rubino & McGeehin’s audit reports on the Company’s consolidated financial statements for the fiscal years ended September 30, 2001 and 2000 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

As reported in the Company’s 2002 8-K, during the Company’s fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the date of Rubino & McGeehin’s dismissal, there were no “disagreements,” as that term is defined in Item 304(a) of Regulation S-K and the related instructions, with Rubino & McGeehin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Rubino & McGeehin, would have caused Rubino & McGeehin to make reference to the subject matter of such disagreement(s) in connection with their report. During the Company’s fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the date of Rubino & McGeehin’s dismissal, there were no “reportable events,” as that term is defined in Item 304(a) of Regulation S-K and the related instructions.

As reported in the Company’s 2002 8-K, the Company engaged Ernst & Young as the Company’s independent auditors to audit the Company’s books and records for fiscal year 2002. During the Company’s fiscal years ended September 30, 2001 and 2000 and the subsequent interim period preceding the engagement of Ernst & Young, the Company did not (nor did someone on the Company’s behalf) consult Ernst & Young regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (2) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a) of Regulation S-K and the related instructions, or a “reportable event,” as that term is defined in Item 304(a) of Regulation S-K and the related instructions.

The Company authorized Rubino & McGeehin to respond fully to any inquiries of Ernst & Young.

A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders. A representative of Ernst & Young is not expected to be present at the Annual Meeting.

OTHER MATTERS

There is no reason to believe that any other business will be presented at the Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/

March 2, 2004	Thomas L. Gough
Lanham, Maryland	President and Chief Operating Officer

Appendix A

INTEGRAL SYSTEMS, INC.

AUDIT COMMITTEE CHARTER

Adopted June 14, 2000,

as Amended and Restated February 4, 2004

I. PURPOSE

The primary purpose of the Audit Committee (the “Audit Committee”) of Integral Systems, Inc. (the “Company”), is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the qualifications, independence and performance of the Company’s independent auditors; (iv) the compliance by the Company with legal and regulatory requirements relating to the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including, without limitation, the Company’s disclosure controls and procedures; (v) fostering open communication between the Board of Directors of the Company (the “Board of Directors”), senior management of the Company and the independent auditors; and (vi) the fulfillment of the other responsibilities set forth herein.

II. ORGANIZATION/COMPOSITION

The Board of Directors shall appoint the members of the Audit Committee, which shall consist of at least three directors (with the exact number to be determined from time to time by resolution of the Board of Directors), each of whom shall meet the independence and experience requirements of the Nasdaq Stock Market and other applicable laws and regulations (including, without limitation, the rules and regulations of the Securities and Exchange Commission) and shall be free from any relationship that would interfere with the exercise of independence in the performance of his or her duties as an Audit Committee member. The Board of Directors shall elect one of the members of the Audit Committee to act as Chairman of the Audit Committee. Each of the members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. None of the members of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Audit Committee shall be an “audit committee financial expert,” as such term is defined under the rules and regulations of the Securities and Exchange Commission. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his or her financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

III. MEETINGS

The Audit Committee shall meet from time to time upon the call of any of the members of the Audit Committee, or the Chairman of the Board of Directors of the Company, on 24 hours notice to each member of the Audit Committee, either personally or by telephone or by mail, telegraph, telex, cable, wireless or other similar form of communication. Notice of any such meeting need not be given to any member of the Audit Committee, however, if waived by him or her in writing (or by telegraph, telex, cable, wireless or other form of recorded communication), or if he or she shall be present at such meeting. At all meetings of the Audit Committee, a majority of the members of the Audit Committee then in office immediately before the meeting begins shall constitute a quorum for the transaction of business. The meeting may be convened at a location selected by the Audit Committee members or at the same location where the quarterly meeting of the Board of Directors is held if such Audit Committee meeting is held either immediately before or immediately after such quarterly meeting of the Board of Directors. The meeting of the Audit Committee may also be held by conference call or other communications equipment if all persons participating in the meeting can hear each other at the same time. The Chairman of the Audit Committee shall be responsible for conducting the meetings and the Audit Committee members shall have sole discretion to formulate the agenda and select attendees for the meetings. The Audit Committee shall regularly report to the full Board of Directors in a timely fashion on its activities and findings and put forward any recommendations or comments.

Prior to each Audit Committee meeting and no less than on a quarterly basis, the Audit Committee shall be responsible for meeting with at least one member from senior management and the independent auditors either in person or by telephone to discuss the Company’s financial statements to be filed with Securities and Exchange Commission for the most recent calendar quarter and fiscal year to date period. This meeting will be for the purpose of reviewing the financial statements and any significant accounting issue that may have arisen in the preparation of the financial statements, including but not limited to accounting estimates, financial disclosure, accounting principles and disagreements (if any) with the independent auditors.

IV. FUNDING

The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of (a) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (b) compensation to any advisors employed or retained by the Audit Committee and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V. RESPONSIBILITIES AND DUTIES

In addition to the other responsibilities and duties set forth herein, the Audit Committee shall:

1.	Review and periodically reassess this Charter at least annually, and recommend any proposed changes to the Board of Directors for approval.

2.	Select, evaluate, appoint, replace and oversee the independent auditors.

3.	Approve guidelines for the retention of the independent auditors for any non-audit services in accordance with applicable laws and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any and all audit services, including audit engagement fees and terms, and non-audit services provided to the Company by the independent auditors (subject to the de minimus exception for non-audit services contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended), all as required by applicable law or listing standards.

4.	Obtain from the Company’s independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take or recommend that the Board of Directors take appropriate action to oversee the independence of the independent auditors.

5.	Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinion of management. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 – “Independence Discussions with Audit Committees”).

6.	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.	Review information received from the independent auditors regarding the scope of the audit and the audit procedures to be used in the course of the current year’s audit. At the conclusion of the audit, discuss with the independent auditors the Company’s annual financial statements and the independent auditors’ report on the financial statements. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit. Inquire of the independent auditors about the appropriateness of the significant accounting estimates, financial disclosures and accounting principles of the Company. Review and discuss with management the annual audited financial statements and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

8.	Discuss with the independent auditors and management disagreements, if any, that arose during the course of the audit and preparation of the financial statements. Review and discuss with management and the independent auditors any significant findings or recommendations made by the independent auditors during the course of the audit and management response to these findings. Inquire of the independent auditors if any changes were made to the initial scope and plan of the audit and reasons for these changes.

9.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

10.	Perform any other activities, on an as needed basis, to allow the Audit Committee to perform its duties under this charter and fulfill its obligations under the rules of the Nasdaq Stock Market and other applicable laws and regulations.

11.	Perform such other activities, consistent with this charter, the Company’s bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

PROXY CARD

INTEGRAL SYSTEMS, INC.

5000 Philadelphia Way

Lanham, Maryland 20706-4417

The undersigned hereby appoints Elaine Parfitt and Albert Alderete, or either of them, as proxy with full powers of substitution, to vote all shares of the Common Stock of Integral Systems, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 14, 2004 (the “Annual Meeting”) and at any adjournment or adjournments thereof, upon the items described in the Proxy Statement. The undersigned acknowledges receipt of notice of the meeting and the Proxy Statement.

1. PROPOSAL BY THE COMPANY FOR THE ELECTION OF DIRECTORS (PROPOSAL NO. 1)

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY for all nominees listed below

Nominees: Steven R. Chamberlain, Thomas L. Gough, Dominic A. Laiti, R. Doss McComas and Bonnie K. Wachtel.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), PRINT THE NAME(S) OF SUCH NOMINEE(S):

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

FOR	AGAINST	ABSTAIN
☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS CONTRARY INSTRUCTIONS ARE PROPERLY GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER BUSINESS.

Please date and sign this proxy exactly as your name appears hereon.

Number of Shares	Print Name

Date	Signature of Owner
Additional Signature of Joint Owner (if any)
If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.